Exhibit 99.1

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD The Industry Leader in Craft Friendly Fiber Optic Management and Connectivity Solutions Fiscal Q4 and FY 2019 Earnings Call FieldReport

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Important Cautions Regarding Forward - Looking Statements • Forward - looking statements contained herein and in any related presentation or in the related FieldReport are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “est ima te,” “outlook,” or “continue” or comparable terminology are intended to identify forward - looking statements. Such forward looking statements includ e, for example, statements about the Company’s future revenue and operating performance, integration of the acquired active cabinet line, tre nds in and growth of the FTTx markets, market segments or customer purchases, effectiveness of the Company’s sales and marketing strategies and organizatio n, utilization of manufacturing capacity, and the development and marketing of products. These statements are based upon the Com pan y's current expectations and judgments about future developments in the Company's business. Certain important factors could have a materi al impact on the Company's performance, including, without limitation: further consolidation among our customers may result in the loss of som e c ustomers and may reduce sales during the pendency of business combinations and related integration activities; to compete effectively, we mus t continually improve existing products and introduce new products that achieve market acceptance; we must successfully integrate the acqui red active cabinet line in order to obtain the anticipated financial results and customer synergies within the timeframes expected; our operatin g r esults may fluctuate significantly from quarter to quarter, which may make budgeting for expenses difficult and may negatively affect the market p ric e of our common stock; our success depends upon adequate protection of our patent and intellectual property rights; intense competition in ou r i ndustry may result in price reductions, lower gross profits and loss of market share; we rely on single - source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders, all of which could materially harm our business; a significant percentage of our sal es in the last three fiscal years have been made to a small number of customers, and the loss of these major customers or significant decline in b usi ness with these major customers would adversely affect us; our planned implementation of information technology systems could result in signi fic ant disruptions to our operations; product defects or the failure of our products to meet specifications could cause us to lose customers and sa les or to incur unexpected expenses; we are dependent upon key personnel; we face risks associated with expanding our sales outside of the Un ite d States; our results of operations could be adversely affected by economic conditions and the effects of these conditions on our customers ’ b usinesses; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10 - K for the year ended September 30, 2 018 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to refle ct actual events unless required by law. © Copyright 2019 Clearfield, Inc. All Rights Reserved. NASDAQ:CLFD 2

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Welcome Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD FQ4 and FY 2019 Review NASDAQ:CLFD 4 • Revenue up 7% in FQ4 and 10% in FY 2019 • Experienced 31% growth in National Carrier market , driven by strong market adoption of FieldShield and other fiber connectivity solutions • Achieved financial guidance for 2019 • Net income and net income per diluted share up 7% and 6% , respectively, for FY19 $22.5M $20.1M $19.1M $21.9M $24.0M Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Quarterly Revenue $60.3M $75.3M $73.9M $77.7M $85.0M 2015 2016 2017 2018 2019 Annual Revenue

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Revenue Comparison by Market NASDAQ:CLFD 5 1) Based on revenue of $85.0 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. FY 19 Revenue Composition 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all W ireless Markets) MSO (Cable TV) International ( Canada, Mexico, and Caribbean Markets) Build - to - Print (Legacy contract manufacturing and misc. sales) $14.8 $2.9 $2.1 $1.4 $1.2 $14.8 $4.0 $2.4 $1.3 $1.5 Community Broadband National Carrier MSO International Build-to-Print FQ4 18 FQ4 19 63% 14% 10% 8% 5% $51.5 $9.1 $7.9 $5.4 $3.8 $53.5 $11.9 $8.4 $6.5 $4.7 Community Broadband National Carrier MSO International Build-to-Print 2018 2019 Quarterly Revenue Annual Revenue

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Quarterly Financial Performance 7 NASDAQ:CLFD $22.5 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year - over - Year Growth Rate Note: Dollar figures in millions

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Quarterly Financial Performance 8 NASDAQ:CLFD $22.5 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year - over - Year Growth Rate $8.6 $7.9 $7.0 $8.4 $9.3 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Gross Profit 38.3% 39.6% 36.8% 38.4% 38.8% Gross Profit (%) Note: Dollar figures in millions

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Quarterly Financial Performance 9 NASDAQ:CLFD $22.5 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year - over - Year Growth Rate $8.6 $7.9 $7.0 $8.4 $9.3 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Gross Profit 38.3% 39.6% 36.8% 38.4% 38.8% Gross Profit (%) $6.1 $6.8 $6.7 $6.9 $7.1 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Operating Expenses 27.0% 33.7% 35.3% 31.4% 29.7% OPEX as % of Revenue Note: Dollar figures in millions **

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Quarterly Financial Performance 10 NASDAQ:CLFD $22.5 $20.1 $19.1 $21.9 $24.0 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Revenue +22% +19% +13% +2% +7% Year - over - Year Growth Rate $8.6 $7.9 $7.0 $8.4 $9.3 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Gross Profit 38.3% 39.6% 36.8% 38.4% 38.8% Gross Profit (%) $6.1 $6.8 $6.7 $6.9 $7.1 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Operating Expenses 27.0% 33.7% 35.3% 31.4% 29.7% OPEX as % of Revenue Note: Dollar figures in millions ** $1.9 $1.0 $0.4 $1.3 $1.8 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Net Income 8.4% 5.0% 1.9% 5.9% 7.9% Net Margin

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Annual Financial Performance 11 NASDAQ:CLFD $60.3 $75.3 $73.9 $77.7 $85.0 2015 2016 2017 2018 2019 Revenue +4% +25% - 2% +5% +10% Year - over - Year Growth Rate Note: Dollar figures in millions

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Annual Financial Performance 12 NASDAQ:CLFD $24.9 $32.9 $30.3 $31.0 $32.7 2015 2016 2017 2018 2019 Gross Profit 41.2% 43.7% 40.9% 39.9% 38.4% Gross Profit (%) Note: Dollar figures in millions $60.3 $75.3 $73.9 $77.7 $85.0 2015 2016 2017 2018 2019 Revenue +4% +25% - 2% +5% +10% Year - over - Year Growth Rate

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Annual Financial Performance 13 NASDAQ:CLFD $24.9 $32.9 $30.3 $31.0 $32.7 2015 2016 2017 2018 2019 Gross Profit 41.2% 43.7% 40.9% 39.9% 38.4% Gross Profit (%) Note: Dollar figures in millions $60.3 $75.3 $73.9 $77.7 $85.0 2015 2016 2017 2018 2019 Revenue +4% +25% - 2% +5% +10% Year - over - Year Growth Rate $17.8 $22.1 $25.0 $25.9 $27.5 2015 2016 2017 2018 2019 Operating Expenses 29.5% 29.4% 33.7% 33.4% 32.3% OPEX as % of Revenue

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Annual Financial Performance 14 NASDAQ:CLFD $24.9 $32.9 $30.3 $31.0 $32.7 2015 2016 2017 2018 2019 Gross Profit 41.2% 43.7% 40.9% 39.9% 38.4% Gross Profit (%) Note: Dollar figures in millions $60.3 $75.3 $73.9 $77.7 $85.0 2015 2016 2017 2018 2019 Revenue +4% +25% - 2% +5% +10% Year - over - Year Growth Rate $17.8 $22.1 $25.0 $25.9 $27.5 2015 2016 2017 2018 2019 Operating Expenses 29.5% 29.4% 33.7% 33.4% 32.3% OPEX as % of Revenue $4.7 $8.0 $3.8 $4.3 $4.6 2015 2016 2017 2018 2019 Net Income 7.8% 10.6% 5.2% 5.5% 5.4% Net Margin

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Strong Balance Sheet Supports Profitable Growth • $47.5 million in cash and cash investment balances • Zero Debt NASDAQ:CLFD 15 $ in Millions Cash and Investment Balances $33.1 $34.3 $44.2 $44.3 $35.5 $47.5 2014 2015 2016 2017 2018 2019

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 16 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, maintaining a steady growth rate

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 17 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, maintaining a steady growth rate Enhancing Competitive Position and Operational Effectiveness Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Clearfield’s ‘Coming of Age’ Plan NASDAQ:CLFD 18 Expanding Core Community Broadband Business Attracting utilities, co - ops and CLECs as they enter underserved communities, maintaining a steady growth rate Enhancing Competitive Position and Operational Effectiveness Investing in products, manufacturing and supply chain to increase competitiveness and maintain and reduce costs Capitalizing on Disruptive Growth Opportunities Within National Wireline and Wireless Markets Leveraging customer relationships and application knowledge to capture opportunities related to 5G, NG - PON, and e dge computing initiatives

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Fiscal 2020 Outlook & Guidance NASDAQ:CLFD 19 $ 92M - $95M REVENUE $60.3 $75.3 $73.9 $77.7 $85.0 $ 92 - $95 2015 2016 2017 2018 2019 2020F Revenue Growth Outlook ($ in Millions) 37% - 38% GROSS MARGINS 31% - 33% OPERATING EXPENSES as % of revenue 3% - 5% NET INCOME as a % of revenue

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Q&A Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 20 Dan Herzog CHIEF FINANCIAL OFFICER

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FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Thank You Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 26

FieldReport / Fiscal Q4 & Full Year 2019 Earnings Call / November 7, 2019 NASDAQ:CLFD Contact Us NASDAQ:CLFD 27 COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net INVESTOR RELATIONS: Matt Glover and Tom Colton Gateway Investor Relations (949) 574 - 3860 CLFD@gatewayir.com